Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act



I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund, Tax Exempt New York Money Market Fund, a series of Investors Municipal Cash Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                                 /s/Richard T. Hale
                                                  Richard T. Hale
                                                  Chief Executive Officer
                                                  Investors Florida Municipal
                                                  Cash Fund, Investors Michigan
                                                  Municipal Cash Fund, Investors
                                                  New Jersey Municipal Cash
                                                  Fund, Investors Pennsylvania
                                                  Municipal Cash Fund, Tax
                                                  Exempt New York Money Market
                                                  Fund, a series of Investors
                                                  Municipal Cash Fund

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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group


Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act



I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Investors Florida Municipal Cash Fund, Investors Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund, Tax Exempt New York Money Market Fund, a series of Investors Municipal Cash Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                                /s/Charles A. Rizzo
                                                 Charles A. Rizzo
                                                 Chief Financial Officer
                                                 Investors Florida Municipal
                                                 Cash Fund, Investors Michigan
                                                 Municipal Cash Fund, Investors
                                                 New Jersey Municipal Cash
                                                 Fund, Investors Pennsylvania
                                                 Municipal Cash Fund, Tax
                                                 Exempt New York Money Market
                                                 Fund, a series of Investors
                                                 Municipal Cash Fund